UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2008

EDCI HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-34015	26-2694280
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 8th Avenue, 23rd Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 333-8400

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 23, 2008, EDCI Holdings, Inc. (the “Company”) issued a press release providing updated information regarding its common stock repurchase program previously announced in June 2008. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Company press release dated September 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDCI HOLDINGS, INC.

Date: September 24, 2008	By:	/s/ Michael Klinger

Michael Klinger Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Company press release dated September 23, 2008.